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                                                                 EXHIBIT 10.15


                         FORM OF STOCK OPTION AGREEMENT

                              MS ACQUISITION CORP.

                             STOCK OPTION AGREEMENT



Name of Optionee:        _____________________________________
Number of Option Shares: ____________          Date of Grant:    August 13, 1996
Option Exercise Price:   $0.75                 Expiration Date:  August 13, 2006



     Pursuant to the MS Acquisition Corp. Amended and Restated Executive Stock Option Plan (the "Plan"), MS Acquisition Corp., a Delaware corporation, (the "Company"), hereby grants to the Optionee named above, who is now employed by a Subsidiary of the Company (as defined in the Plan), a stock option ("Stock Option") to purchase on or prior to the Expiration Date specified above all or any part of the number of shares of Common Stock (as defined in the Plan) specified above (the "Option Shares") at the Option Exercise Price per share determined by the Board of Directors and specified above, subject to the terms and conditions set forth herein and in the Plan, a copy of which is attached hereto, and subject to the approval of the Plan by the Company's stockholders. This Stock Option is a nonqualified option.

     1. Plan Incorporated by Reference. The terms and conditions of the Plan are hereby incorporated into this Agreement by reference. All terms used herein and not defined herein shall have the meanings as set forth in the Plan.

     2. Vesting Schedule. No portion of this Stock Option may be exercised until such portion shall have vested. Subject to the Plan provisions which call for forfeitability in the event of a termination of the Optionee's employment, or early acceleration of vesting in the event of a Change of Control, this Stock Option shall be vested and exercisable with respect to the following number of Option Shares at the expiration of the following period from the Date of Grant specified above:


                          Number of             Period from
                  Option Shares Exercisable  the Date of Grant
                  -------------------------  -----------------

                             20%                  1 year
                             40%                  2 years
                             60%                  3 years
                             80%                  4 years
                            100%                  5 years

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Once vested, unless otherwise indicated in the Plan, the Stock Option shall continue to be exercisable, in whole or in part, at any time or times prior to the Expiration Date.

     3. Nontransferability. This Agreement is personal to Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution, and is exercisable, during Optionee's lifetime, only by Optionee, his or her guardian or legal representative.

     4. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     5. Choice of Law; Miscellaneous. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Notice hereunder shall be mailed or delivered to the Company at its principal place of business, and shall be delivered to Optionee in person or mailed or delivered to Optionee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.



                                            MS ACQUISITION CORP.

                                            By:_________________________________
                                               Title:




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     The foregoing Agreement is hereby accepted and the terms and conditions thereof and the Plan are hereby agreed to by the undersigned.





                                      ____________________________________
                                      Optionee's Signature


                                      ____________________________________
                                      Optionee's address

                                      ____________________________________




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